Exhibit 99.1

ROBBINS ARROYO LLP

BRIAN J. ROBBINS (190264)

brobbins@robbinsarroyo.com

GEORGE C. AGUILAR (126535)

gaguilar@robbinsarroyo.com

LAUREN N. OCHENDUSZKO (274227)

lochenduszko@robbinsarroyo.com

MICHAEL J. NICOUD (272705)

mnicoud@robbinsarroyo.com

600 B Street, Suite 1900

San Diego, CA 92101

Telephone: (619) 525-3990

Facsimile: (619) 525- 3991

Co-Lead Counsel for Plaintiffs

UNITED STATES DISTRICT COURT

NORTHERN DISTRICT OF CALIFORNIA

SAN FRANCISCO DIVISION

IN RE OCZ TECHNOLOGY GROUP,	)	Lead Case No.: C-12-05556-RS
INC. SHAREHOLDER DERIVATIVE	)
LITIGATION	)	(Consolidated with Case Nos. C-12-06058-RS,
	)	C-12-06343-RS)
)
)
This Document Relates to:	)	NOTICE OF PROPOSED SETTLEMENT
	)	AND SETTLEMENT HEARING
ALL ACTIONS	)
)
)
	)	Judge: Hon. Richard Seeborg
)

TO:	ALL CURRENT RECORD HOLDERS AND BENEFICIAL OWNERS OF COMMON STOCK OF OCZ TECHNOLOGY GROUP, INC. (“OCZ” OR THE “COMPANY”) AS OF JULY 19, 2013 (“CURRENT OCZ SHAREHOLDERS”).

PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. THIS NOTICE RELATES TO A PROPOSED SETTLEMENT AND DISMISSAL OF THE ABOVE-CAPTIONED SHAREHOLDER DERIVATIVE ACTION, AND CONTAINS IMPORTANT INFORMATION REGARDING YOUR RIGHTS. YOUR RIGHTS MAY BE AFFECTED BY THESE LEGAL PROCEEDINGS. IF THE COURT APPROVES THE SETTLEMENT, YOU WILL BE FOREVER BARRED FROM CONTESTING THE APPROVAL OF THE PROPOSED SETTLEMENT AND FROM PURSUING THE RELEASED CLAIMS.

IF YOU HOLD OCZ COMMON STOCK FOR THE BENEFIT OF ANOTHER, PLEASE PROMPTLY TRANSMIT THIS DOCUMENT TO SUCH BENEFICIAL OWNER.

THE COURT HAS MADE NO FINDINGS OR DETERMINATIONS CONCERNING THE MERITS OF THIS ACTION. THE RECITATION OF THE BACKGROUND AND CIRCUMSTANCES OF THE SETTLEMENT CONTAINED HEREIN DOES NOT CONSTITUTE THE FINDINGS OF THE COURT. NO INFERENCES REGARDING THE MERITS OF THE ACTION OR LACK THEREOF SHOULD BE DRAWN FROM THE SETTLEMENT OR THE SENDING OF THIS NOTICE

Notice is hereby provided to you of the proposed settlement (the “Settlement”) of this shareholder derivative litigation (the “Notice”). This Notice is provided by Order of the U.S. District Court for the Northern District of California (the “Court”). It is not an expression of any opinion by the Court. The purpose of this Notice is to notify you of the terms of the proposed Settlement, and your rights related thereto. The terms of the Settlement are set forth in the Stipulation of Settlement dated July 19, 2013 (“Stipulation”) which can be obtained at the Company’s website at http://ir.ocz.com or Plaintiffs’ Counsel’s website at http://www.robbinsarroyo.com/notices.1 This Notice is not intended to be an expression of any opinion by the Court with respect to the merits of the claims made in the Action, but is merely to advise you of the pendency and settlement of the Action.

I.	WHY THE COMPANY HAS ISSUED THIS NOTICE

Your rights may be affected by the settlement of the consolidated shareholder derivative action captioned In re OCZ Technology Group, Inc. Shareholder Derivative Litigation, Lead Case No. C-12-05556-RS (the “Action”). Plaintiffs Ian Cassiman, Clair Vanderschaaf, and Robert L. Morton (“Plaintiffs”), defendants Ryan M. Petersen, Ralph H. Schmitt, Adam J. Epstein, Richard L. Hunter, Russell J. Knittel, and Arthur F. Knapp, Jr. (“Individual Defendants”) and nominal defendant OCZ (OCZ and the Individual Defendants are collectively referred to as the “Defendants”) have agreed upon terms to settle the Action and have signed a written Stipulation of Settlement (the “Stipulation”) setting forth those settlement terms. If approved by the Court, the Settlement will fully resolve the Action, including the dismissal of the Action with prejudice.

[1]	Unless otherwise noted, all capitalized terms shall have the same definition as set forth in the Stipulation. The Stipulation also provides a more detailed description of the Settlement terms.

On October 17, 2013, at 1:30 p.m., before the Honorable Richard Seeborg, U.S. District Court for the Northern District of California, San Francisco Courthouse, Courtroom 3, 17th Floor, 450 Golden Gate Avenue, San Francisco, California 94102, the Court will hold a hearing (the “Settlement Hearing”) in the Action. The purpose of the Settlement Hearing is to determine: (i) whether the terms of the Settlement are fair, reasonable, and adequate and should be approved; (ii) whether the Action should be dismissed with prejudice and a final judgment entered; (iii) whether the Released Claims against the Released Persons should be fully and finally released; (iv) whether the agreed-to amount of Plaintiffs’ attorneys’ fees and reimbursement of expenses in the amount of $925,000 should be approved (the “Fee and Expense Amount”); and (v) such other matters as may be necessary or proper under the circumstances.

II.	OVERVIEW OF THE ACTION

On October 29, 2012, a shareholder derivative complaint (captioned Cassiman v. Petersen) was filed in this Court on behalf of OCZ and against the Individual Defendants for alleged violations of state law, including breach of fiduciary duty, waste of corporate assets, and unjust enrichment, following announcements by the Company regarding, among other things, accounting issues, indefinitely delayed financial filings, and material weaknesses. On November 29, 2012, another shareholder derivative action asserting substantially similar claims was filed (captioned Vanderschaaf v. Petersen) and on December 14, 2012, a third shareholder derivative action was filed (captioned Morton v. Schmitt). These actions were later consolidated under the caption In re OCZ Technology Group, Inc. Shareholder Derivative Litigation, Lead Case No. C-12-05556-RS (together, the “Action”), and Co-Lead Counsel for Plaintiffs was appointed.

On February 13, 2013, Plaintiffs filed the Verified Consolidated Shareholder Derivative Complaint for Breach of Fiduciary Duty, Waste of Corporate Assets, and Unjust Enrichment (the “Consolidated Complaint”). The Consolidated Complaint asserted substantially similar claims as alleged in the individual actions.2 Specifically, the Consolidated Complaint alleged that the Individual Defendants breached their fiduciary duties to OCZ and its shareholders by making materially false and misleading statements regarding the Company’s financial condition and prospects for future growth. Consolidated Complaint, ¶¶2,-3, 38. Plaintiffs alleged that the Individual Defendants led the public to believe that demand for OCZ’s products was high, sales were strong, and revenue streams were reliable by failing to disclose that OCZ was actually experiencing a lack of consumer demand for some of its products and that sales trends were not as robust as they had stated. Id. Plaintiffs further alleged that the Individual Defendants’ actions concealed overly lenient product return schemes and extraordinary customer incentives that ultimately did not improve sales, and caused OCZ to stockpile excess, obsolete, and returned inventory without proper accounting adjustments, which violated GAAP. Id., ¶3, 5, 21. Plaintiffs alleged that OCZ’s internal controls were so inadequate that OCZ’s reported revenue projections were vastly exaggerated, its inventory was a fraction of its reported value, and that OCZ needed to restate its previously filed financial statements, causing an investigation into its accounting and other internal practices by the SEC, as well as substantial financial and reputational damage to OCZ. Id., ¶4-5, 12.

In early 2013, the Settling Parties began settlement negotiations and ultimately agreed to participate in a formal mediation process overseen by Judge Infante. In the weeks leading up to the mediation session scheduled for May 20, 2013, the Settling Parties engaged in extensive negotiations regarding the substance and form of a proposed Settlement. Proposals and information were exchanged among the Settling Parties on a number of occasions. Further, the Settling Parties submitted mediation briefs in support of their positions on the claims to Judge Infante. On May 20, 2013, the Settling Parties participated in an in-person, all-day mediation before Judge Infante. After arm’s-length and hard-fought negotiations, the Settling Parties resolved the remaining issues on the

[2]

Three similar shareholder derivative actions also were filed in Santa Clara County Superior Court (the “State Court Actions”). Briggs v. Petersen, et al., Case No. 1:12-cv-235866 (Santa Clara Cnty. Super. Ct. filed Nov. 13, 2012); Armstrong v. Petersen, et al., Case No. 1:12-cv-238051 (Santa Clara Cnty. Super. Ct. filed Dec. 18, 2012); Kapoosuzian v. Schmitt, et al., Case No. 1:13-cv-240033 (Santa Clara Cnty. Super. Ct. filed Jan. 23, 2013). The State Court Actions have been stayed pending the resolution of the Federal Action.

substance of the Settlement and reached an agreement in principal to resolve the Action. Plaintiffs’ Counsel and counsel for OCZ and its insurers, with the assistance of Judge Infante, then separately negotiated the Fee and Expense Amount. After days of direct negotiation involving Judge Infante, the negotiations were near a point of impasse before Judge Infante made a mediator’s proposal on the Fee and Expense Amount that the Settling Parties eventually accepted. In light of the substantial benefits conferred upon the Company, the Settling Parties agreed that OCZ will pay Plaintiffs’ Counsel $925,000. On July 19, 2013, the Settling Parties finalized and executed the Stipulation filed concurrently with this motion.

III.	TERMS OF THE PROPOSED SETTLEMENT

The principal terms, conditions and other matters that are part of the Settlement, which are subject to approval by the Court, are summarized below. This summary should be read in conjunction with, and is qualified in its entirety by reference to, the text of the Stipulation, which has been filed with the Court and is available for public inspection and can be obtained at the Company’s website http://ir.ocz.com or at Plaintiffs’ Counsel’s website at http://www.robbinsarroyo.com/notices. To fully, finally, and forever resolve the Action, and following extensive, arm’s-length settlement negotiations, the Settling Parties have agreed as set forth in the Stipulation as follows:

A.	Corporate Governance Measures

In connection with the settlement of the Action, OCZ’s Board shall adopt such resolutions and amend appropriate committee charters to the extent applicable to ensure adherence to the Corporate Governance Measures (“Measures”). These Measures constitute the consideration for the Stipulation, and OCZ acknowledges and agrees that the Measures confer substantial benefits upon OCZ and its shareholders. OCZ also acknowledges that the prosecution and settlement of the Action was a substantial contributing cause in the implementation, amendment, and/or maintenance of the Measures set forth below.

Pursuant to the Action and the Settlement, OCZ has implemented or will implement and maintain for a period of no less than five (5) years within ninety (90) calendar days after final approval of the Settlement, a comprehensive set of corporate governance measures. A non-exhaustive summary of the negotiated Measures includes measures that, among other things:

strengthen Audit Committee procedures; enhance the independence of OCZ’s Board, including the addition of new independent Board members; strengthen the Company’s internal controls and audit procedures; improve monitoring of inventory levels; enhance procedures for ensuring proper information flows within the Company; require appointment of a Lead Independent Director in the absence of an independent Chairman of the Board with enhanced duties and responsibilities; establish director tenure limit procedures; adopt a compensation “clawback” policy in the event of financial restatements; and mandate director training on GAAP and SEC financial reporting issues. A summary of these measures is set forth below.

I.	AUDIT COMMITTEE AND REVIEW OF FINANCIAL STATEMENTS AND REPORTS

A.	The Audit Committee shall review and discuss with the appropriate members of management and the independent auditors at least four (4) times annually:

1.	The Audit Committee’s recommendations for additions or variations in external auditing and internal control functions as it may deem desirable; and

2.	Management’s assessment of internal control over financial reporting and any related reports and attestations.

B.	The Audit Committee shall ask members of management and others to attend Audit Committee meetings to provide pertinent information as necessary.

C.	The Audit Committee shall discuss legal and regulatory compliance with the Company’s counsel.

D.	The Audit Committee shall annually review the overall plan of the audit as proposed by the independent auditors.

E.	The Audit Committee shall review on an annual basis the results of the internal controls review described herein in Section II, with the appropriate consultants and/or OCZ personnel.

F.	The Audit Committee’s duties shall include assessing and, if necessary, appropriately responding to Management’s oversight of internal controls, the process for establishing and monitoring internal controls, and any special auditing steps adopted in the event of material control deficiencies.

G.	In carrying out its duties and responsibilities, the Audit Committee shall also have the authority to meet with and seek any information it requires from employees, officers, directors, or external parties.

H.	The Audit Committee shall conduct or authorize investigations into any activities it deems necessary and appropriate.

II.	AUDITING AND ACCOUNTING PROCEDURES

A.	The Company shall establish a financial reporting checklist. The Company’s Chief Financial Officer (“CFO”) or his or her designee(s), which designee shall report to the CFO, shall complete the checklist, which shall be reviewed by the Audit Committee and independent auditors prior to the issuance of any filings on Forms 10-Q or 10-K.

B.	The Company shall provide training at least annually to the CFO, finance, accounting, and other relevant personnel of the Company with respect to proper revenue recognition, impairment of assets, inventory obsolescence, and other GAAP and U.S. Securities and Exchange Commission (“SEC”) financial reporting updates.

C.	The Company shall design, implement, and maintain an internal system to monitor all customer incentive programs issued by the Company.

D.	The Company shall establish a system of review to monitor inventory levels at the Company.

E.	Review of Internal Controls and Procedures

1.	At least annually for the next two years, the Company shall conduct a comprehensive review that includes testing of internal controls and procedures.

2.	The review shall be conducted by external consultants and/or designated OCZ personnel with internal audit responsibilities.

3.	After two years, such review shall be done at least once every three years.

4.	The CFO or his or her designees, which designee shall report to the CFO, shall keep the Audit Committee informed of emerging trends in relevant regulatory matters, internal control issues, and provide the Audit Committee with a report of outstanding audit issues and the current status of management’s efforts to resolve and improve the control environment.

III.	BOARD OF DIRECTORS

A.	Composition of Board

1.	Prior to the annual shareholder meeting that takes place after the resolution of the related securities class action, the Board will consider in good faith whether to eliminate the classification of the Board or to reduce the length of Board terms.

2.	As soon as practicable, but in no event later than three months after the resolution of the related securities class action, the OCZ Board shall be expanded to add one or two independent directors. The Board shall solicit input from major long-term shareholders regarding director candidates.

B.	Director Tenure

1.	No person shall serve as a member of the Board for a period of time exceeding ten years, unless his/her continued tenure is ratified by a shareholder vote.

C.	Lead Independent Director

1.	In the absence of an independent Chairman of the Board, the independent members of the Board shall annually elect a Lead Independent Director.

2.	The Lead Independent Director shall coordinate the activities of the independent directors, coordinate with the Chief Executive Officer and corporate secretary to set the agenda for Board meetings, chair executive sessions of the independent directors, and perform other duties assigned from time to time by the Board.

3.	The Lead Independent Director shall meet with the Compensation Committee to discuss, along with the members of the Compensation Committee and the full Board, the Chief Executive Officer’s (“CEO”) performance. The Chairman of the Compensation Committee shall deliver to the CEO the Board’s evaluation, and the Lead Independent Director shall attend the performance review meeting.

IV.	RESTATEMENT CLAWBACK PROVISION

A.	The Board shall adopt a resolution providing that, following an accounting restatement due to material noncompliance, as a result of misconduct, with any financial reporting requirements under the securities laws the Company will seek repayment from the chief executive officer and chief financial officer of any incentive-based compensation that was: (i) based on the erroneous data; (ii) paid during the 12-month period preceding the date of the accounting restatement; and (iii) in excess of what would have been paid under the accounting restatement.

B.	Any monies recovered under this provision may be held in constructive trust for the benefit of the Company.

C.	This provision does not purport to limit Section 304 of the Sarbanes-Oxley Act of 2002 in any way, but any monies recovered under this provision shall be deemed by the Company to have been recovered under Section 304 of the Sarbanes-Oxley Act of 2002.

D.	The Nominating and Governance Committee shall ensure that this provision is modified, as appropriate, to comply with applicable statutes, rules, and regulations.

V.	DIRECTOR TRAINING, CONTINUING EDUCATION, EVALUATION AND REPORTING, AND ANNUAL SELF-ASSESSMENT

A.	Each director shall attend, on an annual basis, a director education program that includes training in GAAP and SEC financial reporting, to the extent funds are available for such training.

B.	Dismissal and Release of Claims

The full terms of the dismissal and release of claims are set forth in the Stipulation. The following is only a summary. The Stipulation provides for the entry of judgment dismissing the Action against OCZ and the Individual Defendants with prejudice and, as explained in more detail in the Stipulation, barring and releasing known or Unknown Claims that have been or could have been brought in any court by the Plaintiffs individually or derivatively on behalf of OCZ, by any of its shareholders derivatively on behalf of OCZ against any of the Individual Defendants, or by Plaintiffs’ Counsel relating to any of the claims or matters that were or could have been alleged or asserted in the Action. The Stipulation further provides that the entry of judgment will bar and release any known or Unknown Claims that have been or could have been brought in any court by the Defendants against Plaintiffs or Plaintiffs’ Counsel related to any of the claims or matters that were or could have been alleged or asserted in any of the pleadings or papers filed in the Action or based upon or arising out of the institution, prosecution, assertion, settlement, or resolution of the Action.

C.	Plaintiffs’ Attorneys’ Fees and Expenses

After negotiating the substance of the Measures described above, the parties engaged in arm’s-length negotiations, which included a formal mediation, regarding the attorneys’ fees and expenses of Plaintiffs’ Counsel in the Action. As a result of these negotiations, the Company shall pay the agreed-to amount of $925,000 for Plaintiffs’ Counsel’s attorneys’ fees and expenses, subject to Court approval (the “Fee and Expense Amount”). To date, Plaintiffs’ Counsel have not received any payment for their efforts in the Action. The Fee and Expense Amount will compensate Plaintiffs’ Counsel for the results achieved in the Action and for undertaking the prosecution of the Action on an entirely contingent basis.

IV.	REASONS FOR THE SETTLEMENT

Counsel for the Settling Parties believe the Settlement is in the best interests of OCZ and Current OCZ shareholders.

A.	Why Did the Plaintiffs Agree to Settle?

Plaintiffs’ Counsel conducted an extensive investigation relating to the claims and the underlying events and transactions alleged in the Action. Plaintiffs’ Counsel have analyzed the evidence adduced during their investigation, and have researched the applicable law with respect to the potential claims of Plaintiffs, OCZ, and Current OCZ Shareholders against the Defendants, as well as the potential defenses thereto.

Based upon the investigation and analysis described above, Plaintiffs and their counsel have concluded that the terms and conditions of the Stipulation are fair, reasonable, and adequate to Plaintiffs, OCZ, and Current OCZ Shareholders, and in their best interests, and have agreed to settle the claims raised in the Action pursuant to the terms and provisions of the Stipulation after considering, among other things: (i) the substantial benefits that OCZ and Current OCZ Shareholders have received or will receive from the Settlement; (ii) the attendant risks of continued litigation of the Action; and (iii) the desirability of permitting the Settlement to be consummated.

In particular, Plaintiffs and their counsel considered the significant litigation risk inherent in the Action. The law imposes significant burdens on plaintiffs for pleading and proving a shareholder derivative claim. While Plaintiffs believe their claims are meritorious, Plaintiffs acknowledge that there is a substantial risk that the Action may not succeed in producing a recovery in light of the applicable legal standards and possible defenses. Plaintiffs and their counsel believe that, under the circumstances, they have obtained the best possible relief for OCZ and for Current OCZ Shareholders.

B.	Why Did the Defendants Agree to Settle?

The Defendants have strenuously denied and continue to deny each and every allegation of wrongdoing or liability made against them or that could have been made against them in the Action. The Defendants have further asserted that, at all times, they acted in good faith, and in a manner they reasonably believed to be and that was in the best interests of OCZ and Current OCZ Shareholders. The Defendants assert that they have meritorious defenses to the claims in the Action, and that judgment should be entered dismissing all claims against them with prejudice. Nonetheless, the Defendants have entered into the Stipulation solely to avoid the continuing additional expense, inconvenience, and distraction of this litigation and to avoid the risks inherent in any lawsuit, and without admitting any wrongdoing or liability whatsoever.

V.	FINAL COURT HEARING REGARDING THE SETTLEMENT

On October 17, 2013, at 1:30 p.m., the Court will hold the Settlement Hearing before the Honorable Richard Seeborg, U.S. District Court for the Northern District of California, San Francisco Courthouse, Courtroom 3, 17th Floor, 450 Golden Gate Avenue, San Francisco, California 94102. At the Settlement Hearing, the Court will consider whether the terms of the Settlement are fair, reasonable, and adequate and thus should be finally approved and whether the Action should be dismissed with prejudice pursuant to the Stipulation. The Court also will determine whether the Plaintiffs’ Fee and Expense Amount should be approved.

VI.	YOUR RIGHT TO ATTEND THE SETTLEMENT HEARING

Any Current OCZ Shareholder may, but is not required to, appear in person at the Settlement Hearing. CURRENT OCZ SHAREHOLDERS WHO HAVE NO OBJECTION TO THE SETTLEMENT DO NOT NEED TO APPEAR AT THE SETTLEMENT HEARING OR TAKE ANY OTHER ACTION. If you want to be heard at the Settlement Hearing, then you must comply with the procedures for objecting, which are set forth below.

The Court has the right to change the Settlement Hearing date or time without further notice. Thus, if you are planning to attend the Settlement Hearing, you should confirm the date and time before going to the Court.

VII.	YOUR RIGHT TO OBJECT AND PROCEDURES FOR DOING SO

You have the right to object to any aspect of the Settlement. You must object in writing, and you may request to be heard at the Settlement Hearing. IF YOU CHOOSE TO OBJECT, THEN YOU MUST COMPLY WITH THE FOLLOWING PROCEDURES.

A.	You Must Make Detailed Objections in Writing

Any objections must be submitted in writing and must contain the following information:

1. your name, legal address, and telephone number;

2. proof of current ownership of OCZ common stock, including the number of shares of OCZ common stock and the date of purchase, as well as documentary evidence of when such stock ownership was acquired;

3. a detailed statement of your specific position with respect to the matters to be heard at the Settlement Hearing, including a statement of each objection being made;

4. the grounds for each objection or the reasons for your desiring to appear and to be heard;

5. written notice of whether you intend to appear at the Settlement Hearing, including a statement that indicates the basis for such appearance (this is not required if you have lodged your objection with the Court); and

6. copies of any papers you intend to submit to the Court, along with the names of any witness(es) you intend to call to testify at the Settlement Hearing and the subject(s) of their testimony.

The Court will not consider any objection that does not substantially comply with the above requirements.

B.	You Must Timely Deliver Written Objections to the Court, Plaintiffs’ Counsel, and Defendants’ Counsel

YOUR WRITTEN OBJECTIONS MUST BE ON FILE WITH THE CLERK OF THE COURT NO LATER THAN OCTOBER 7, 2013. The Clerk’s address is:

Clerk of the Court

UNITED STATES DISTRICT COURT

NORTHERN DISTRICT OF CALIFORNIA

San Francisco Courthouse

450 Golden Gate Avenue

San Francisco, California 94102

YOU ALSO MUST DELIVER COPIES OF THE MATERIALS TO PLAINTIFFS’ COUNSEL AND DEFENDANTS’ COUNSEL SO THEY ARE RECEIVED NO LATER THAN OCTOBER 7, 2013. Counsel’s addresses are:

George C. Aguilar, Esq.

ROBBINS ARROYO LLP

600 B Street, Suite 1900

San Diego, CA 92101

Telephone: (619) 525-3990

Jeffrey D. Light, Esq.

ROBBINS GELLER RUDMAN & DOWD LLP

Post Montgomery Center

One Montgomery Street, Suite 1800

San Francisco, CA 94104

Telephone: (415) 288-4545

Co-Lead Counsel for Plaintiffs in the Action

Boris Feldman, Esq.

Caz Hasemi, Esq.

WILSON SONSINI GOODRICH & ROSATI

650 Page Mill Road

Palo Alto, CA 94304

Telephone: (650) 493-9300

Counsel for Nominal Defendant OCZ Technology Group, Inc. and Defendants Adam J. Epstein, Richard L. Hunter, Russell J. Knittel, and Ralph H. Schmitt

Daniel P. Leffler, Esq.

IRELL & MANELLA, LLP

1800 Avenue of the Stars, Suite 900

Los Angeles, CA 90067

Telephone: (310) 277-1010

Counsel for Defendant Ryan Petersen

Norman J. Blears, Esq.

Maren J. Clouse, Esq.

HOGAN LOVELLS US LLP

525 University Ave., 4th Floor

Palo Alto, CA 94301

Telephone: (650) 463-4000

Attorneys for Defendant Arthur F. Knapp, Jr.

The Court will not consider any objection that is not timely filed with the Court or not timely delivered to Plaintiffs’ Counsel and Defendants’ counsel. Any Person or entity who fails to object or otherwise request to be heard in the manner prescribed above will be deemed to have waived the right to object to any aspect of the Settlement or otherwise request to be heard (including the right to appeal), and will be forever barred from raising such objection or request to be heard in this or any other related action or proceeding.

VIII. HOW TO OBTAIN ADDITIONAL INFORMATION

This Notice summarizes the Stipulation. It is not a complete statement of the events of the Action or the Stipulation. You may inspect the Stipulation and other papers filed in the Action at the United States District Clerk’s office at any time during regular business hours of each business day. The Clerk’s office is located at the United States District Court for the Northern District of California, San Francisco Courthouse, 450 Golden Gate Avenue, San Francisco, California 94102. However, you must appear in person to inspect these documents. The Clerk’s office will not mail copies to you. You may also contact a representative of Plaintiffs’ Counsel: Darnell Donahue, Esq., Robbins Arroyo LLP, 600 B Street, Suite 1900, San Diego, California 92101, Telephone: (800) 350-6003, or Rick Nelson, Shareholder Relations, Robbins Geller Rudman & Dowd LLP, 655 West Broadway, Suite 1900, San Diego, CA 92101 Telephone (800) 449-4900, for additional information concerning the Settlement.

PLEASE DO NOT CALL, WRITE, OR OTHERWISE DIRECT QUESTIONS ABOUT THIS NOTICE, THE SETTLEMENT, OR THE ACTION TO EITHER THE COURT OR THE CLERK’S OFFICE. Any questions you have about matters in this Notice should be directed by telephone or in writing to Plaintiffs’ Counsel, at the address or telephone numbers set forth above.

DATED August 5, 2013	BY ORDER OF THE COURT UNITED STATES DISTRICT COURT NORTHERN DISTRICT OF CALIFORNIA